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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                              Knova Software, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-30277                25-1647861
         ------------             -------------            --------------
       (State or other             (Commission            (I.R.S. Employer
       jurisdiction of             File Number)          Identification No.)
        incorporation)

         10201 Torre Avenue, Suite 350
                 Cupertino, CA                                   95014
         -----------------------------                          -----
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (408) 863-5800
                                                           ---------------


                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 3, 2005, Knova Software, Inc. ("Knova") issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its results of operations for the fiscal quarter ended June 30, 2005.

This information is being furnished under Item 2.02 and this report and Exhibit
99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of Knova's reports or other filings made with the Securities and Exchange Commission.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this report that are not historical facts, including those statements that refer to Knova's plans, prospects, expectations, strategies, intentions, hopes and beliefs and the expected benefits of the use of Knova's products are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties detailed from time to time in the company's Securities and Exchange Commission filings. Any forward-looking statements are based on information available to the company today and the company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      None

        (b)      None

        (c)      Exhibits

        Exhibit No.     Description of Document
        -----------     -----------------------
           99.1         Press Release issued by Knova Software, Inc. on
                        August 3, 2005.








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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, Knova Software, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 3, 2005                       KNOVA SOFTWARE, INC.



                                            By:    /s/ Frank Lauletta
                                                   -----------------------------
                                            Name:  Frank Lauletta
                                            Title: Secretary and General Counsel





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                                  EXHIBIT INDEX



Exhibit No.     Description of Document
-----------     ----------------------

   99.1         Press Release issued by Knova Software, Inc. on August 3, 2005.









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